As filed with the Securities and Exchange Commission on April 4, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TIDAL ETF TRUST

(Name of Registrant as Specified In Its Charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

 (Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

☐	Fee paid previously with preliminary materials.

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April 4, 2024

Important Voting Information Inside

Adasina Social Justice All Cap Global ETF

A series of Tidal ETF Trust

Your vote is important.

Please vote immediately!

You can vote through the Internet, by telephone, or by mail.

Details on voting can be found on the enclosed proxy card.

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

SPECIAL MEETING OF SHAREHOLDERS OF

Adasina Social Justice All Cap Global ETF

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President
Notice of Special Meeting of Shareholders
Important Information to Help You Understand the Proposals
Proxy Statement

Proposal 1:	To approve an amended and restated sub-advisory agreement between Tidal Investments LLC and Robasciotti & Associates, Inc., doing business as Adasina Social Capital, with respect to the Adasina Social Justice All Cap Global ETF, a series of Tidal ETF Trust.
Proposal 2:	To approve any adjournments of the special meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or approve Proposal 1.

Other Business
Outstanding Shares and Voting Requirements
Additional Information about the Operation of the Fund
Other Matters
Proxy Card
Exhibit A: Form of Proposed Amended and Restated Sub-Advisory Agreement between Tidal Investments LLC and Robasciotti & Associates, Inc., doing business as Adasina Social Capital.

TIDAL ETF TRUST

Adasina Social Justice All Cap Global ETF

A series of Tidal ETF Trust

April 4, 2024

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Adasina Social Justice All Cap Global ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), to be held at 10 a.m., Central Time, on Tuesday, May 28, 2024 at the offices of the Fund’s administrator, Tidal ETF Services LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, to vote on the proposals described below. Formal notice of the Meeting appears after this letter, followed by Questions & Answers concerning the proposals and the enclosed Proxy Statement. We urge you to vote your shares at your earliest convenience by telephone or through the Internet or by completing and returning the enclosed proxy card in the envelope provided.

Proposal 1: Approval of Amended and Restated Sub-Advisory Agreement. Robasciotti & Associates, Inc., doing business as Adasina Social Capital (“Adasina”), a California corporation located at 548 Market Street, Suite 60335, San Francisco, California 94104, serves as investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between Tidal Investments LLC (formerly named Toroso Investments, LLC) (“Tidal” or the “Adviser”) and Adasina (the “Existing Sub-Advisory Agreement”). Adasina is responsible for providing recommendations with respect to determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Trust’s Board of Trustees (the “Board”).

Adasina specializes in selecting equity securities of companies that meet Adasina’s social justice investment criteria. Pursuant to the Existing Sub-Advisory Agreement, the Adviser has retained proxy voting authority with respect to securities held by the Fund. However, Adasina has been providing the Adviser with guidance on how best to vote various proxies of the Fund in a manner consistent with the advancement of movements for social justice.

To streamline the proxy voting process with respect to the Fund, and to better enable Adasina to consider and vote the Fund’s proxies in a manner consistent with Adasina’s social justice investment criteria, the Adviser and Adasina desire for the Adviser to grant full proxy voting authority to Adasina. To that end, on February 22, 2024, the Board approved an amended and restated sub-advisory agreement between the Adviser and Adasina (the “Amended Sub-Advisory Agreement”), pursuant to which the Adviser has the authority to either retain proxy voting authority, share proxy voting authority, or grant full proxy voting authority to Adasina. If the Amended Sub-Advisory Agreement is approved by shareholders of the Fund, the Adviser will, for the foreseeable future, grant full proxy voting authority to Adasina. As discussed more in the enclosed Proxy Statement, the Amended Sub-Advisory Agreement will also grant the Adviser flexibility with respect to granting authority to Adasina to select brokers and execute trades on behalf of the Fund.

The Amended Sub-Advisory Agreement will not result in an increase in fees paid by Fund shareholders. The Amended Sub-Advisory Agreement is being submitted to the shareholders of the Fund for approval at the Meeting.

Proposal 2: Approval of Adjournments. Shareholders of the Fund will also be asked to approve any adjournments of the Meeting needed to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

Approvals Required. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust must obtain shareholder approval of each of the proposals.

The Board has approved each proposal and recommends that shareholders vote “FOR” each proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m. ET on May 27, 2024.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Proxy Statement and have the enclosed proxy card at hand	1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the step-by-step instructions	2)	Go to the website that appears on the enclosed proxy card and follow the step-by-step instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whatever method you choose, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Morrow Sodali Fund Solutions LLC, our proxy solicitor, toll-free at (888) 901-9932 weekdays, Monday through Friday between 10:00 a.m. and 10:00 p.m. ET.

Sincerely,

Eric W. Falkeis

President

Tidal ETF Trust

TIDAL ETF TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Adasina Social Justice All Cap Global ETF

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 10 a.m., Central Time, on Tuesday, May 28, 2024. The Proxy Statement is available at www.adasinaetf.com or by calling the Fund at (833) 743-0080.

To the Shareholders of the Adasina Social Justice All Cap Global ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Adasina Social Justice All Cap Global ETF (the “Fund”), a series of Tidal ETF Trust, will be held at 10 a.m., Central Time, on Tuesday, May 28, 2024, at the offices of the Fund’s administrator, Tidal ETF Services LLC, 234 W Florida Street, Suite 203, Milwaukee, Wisconsin 53204. The purpose of the Meeting is to consider and vote on the following matters:

Proposal 1:	To approve an amended and restated sub-advisory agreement between Tidal Investments LLC and Robasciotti & Associates, Inc., doing business as Adasina Social Capital, with respect to the Adasina Social Justice All Cap Global ETF, a series of Tidal ETF Trust.

Proposal 2:	To approve any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or approve Proposal 1.

Shareholders of record as of the close of business on April 1, 2024, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Fund are included herein.

The Meeting is being held to consider and vote on the foregoing proposals, as well as any other business that may properly come before the Meeting.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Lissa M. Richter

Secretary

Tidal ETF Trust

April 4, 2024

IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: A special meeting of shareholders of the Adasina Social Justice All Cap Global ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), is scheduled to be held at 10 a.m., Central Time, on Tuesday, May 28, 2024 (the “Meeting”). According to our records, you were a shareholder of record as of April 1, 2024, the record date for determining shareholders eligible to vote at the Meeting.

Q: Why am I being asked to vote on a proposed amended and restated sub-advisory agreement?

A: Shareholders of the Fund are being asked to approve an amended and restated sub-advisory agreement to grant Robasciotti & Associates, Inc., doing business as Adasina Social Capital (“Adasina”), the current investment sub-adviser to the Fund, the authority to vote proxies on behalf of the Fund. Adasina specializes in selecting equity securities of companies that adhere to Adasina’s social justice investment criteria. As a result, Tidal Investments LLC (formerly named Toroso Investments, LLC) (the “Adviser”), the investment adviser to the Fund, believes that Adasina’s expertise will enable it to more efficiently vote the Fund’s proxies in a manner consistent with Adasina’s social justice investment criteria. To delegate Adasina that authority, shareholders of the Fund are being asked to approve an amended and restated sub-advisory agreement (the “Amended Sub-Advisory Agreement”) between the Adviser and Adasina. As a shareholder of the Fund, you are entitled to vote to approve the Amended Sub-Advisory Agreement.

Q: How does the proposed Amended Sub-Advisory Agreement, and the services to be provided by Adasina thereunder, differ from the existing Sub-Advisory Agreement with Adasina?

A: The terms and conditions of the Amended Sub-Advisory Agreement are similar to those of the existing sub-advisory agreement between the Adviser and Adasina and Adasina will continue to exercise discretionary authority to select portfolio investments for the Fund. However, the Amended Sub-Advisory Agreement also grants Adasina the right to vote proxies on behalf of the Fund. In addition, the Amended Sub-Advisory Agreement contains new terms that provide the Adviser the authority to retain or, in turn, delegate to Adasina the authority for trading portfolio securities (and other financial instruments) for the Fund, including selecting broker-dealers to execute purchase and sale transactions for all or a sub-set of the Fund’s portfolio. Under the Amended Sub-Advisory Agreement, Adasina will continue to provide recommendations with respect to determining the securities purchased and sold by the Fund. The principal investment objective and principal investment strategies of the Fund will not change as a result of the entering into of the Amended Sub-Advisory Agreement

Q: When would the Amended Sub-Advisory Agreement take effect?

A: If approved by shareholders of the Fund, the Amended Sub-Advisory Agreement will become effective on or promptly after the date of the Meeting, including any adjournments or postponements thereof.

Q: How does the Amended Sub-Advisory Agreement affect the fees and daily portfolio management of the Fund?

A: The unitary management fee paid to the Adviser by the Fund will remain the same. Likewise, the sub-advisory fee paid to Adasina by the Adviser will remain the same.

Maya Philipson and Rachel Robasciotti, the current Adasina portfolio managers for the Fund, will continue to act as portfolio managers for the Fund responsible for portfolio investment decisions for the Fund under the Amended Sub-Advisory Agreement.

Q: How does the Board of Trustees of the Trust (the “Board”) recommend that I vote?

A: After careful consideration of the proposals, the Board unanimously recommends that you vote FOR each proposal. The various factors that the Board considered in making these determinations are described in the Proxy Statement.

Q: Why am I being asked to approve adjournments of the Meeting to solicit additional proxies?

A: It is important that shareholders of the Fund vote by telephone or Internet or complete and return signed proxy cards promptly to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor, if we do not hear from you. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve the Amended Sub-Advisory Agreement. If the proposal to approve adjournments of the Meeting is approved and a quorum is not present at the Meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve the Amended Sub-Advisory Agreement, it is also expected that the holder of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies.

Q: What vote is required to approve the proposals?

A: Approval of the proposal to approve the Amended Sub-Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the Meeting is required to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q: Will the Fund be required to pay for this proxy solicitation?

A: No, the cost of this proxy solicitation and all other costs incurred by the Fund in connection with this Meeting will be paid by Adasina or its affiliates.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Morrow Sodali Fund Solutions LLC, our proxy solicitor, toll-free at (888) 901-9932 weekdays, Monday through Friday between 10:00 a.m. and 10:00 p.m. ET.

TIDAL ETF TRUST

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Adasina Social Justice All Cap Global ETF

To Be Held on May 28, 2024

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of the Adasina Social Justice All Cap Global ETF (the “Fund”), a series of the Trust, to be held at the offices of the Fund’s administrator, Tidal ETF Services LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 at 10 a.m., Central Time, on Tuesday, May 28, 2024 or at any adjournment thereof.

At the Meeting, shareholders of the Fund will be asked:

Proposal 1:	To approve an amended and restated investment sub-advisory agreement between Tidal Investments LLC and Robasciotti & Associates, Inc., doing business as Adasina Social Capital, with respect to the Adasina Social Justice All Cap Global ETF, a series of Tidal ETF Trust.

Proposal 2:	To approve any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or approve Proposal 1.

The Meeting is being held to consider and vote on each of the foregoing proposals, as well as any other business that may properly come before the Meeting.

A proxy card, if properly executed, duly returned, and not revoked, will be voted in accordance with the specifications therein. A proxy card that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use at the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy card bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card were first mailed to shareholders on or about April 8, 2024.

Robasciotti & Associates, Inc., doing business as Adasina Social Capital (“Adasina”), or its affiliates will pay the cost of preparing, printing, and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Fund in connection with the Meeting.

The Trust has retained Morrow Sodali Fund Solutions LLC (“Solicitor”) to solicit proxies for the Meeting. The Solicitor is also responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees, and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $60,000 and such cost will be paid by Adasina or its affiliates.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser or its affiliates will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE AN AMENDED AND RESTATED SUB-ADVISORY AGREEMENT BETWEEEN THE ADVISER AND ADASINA WITH RESPECT TO THE FUND.

Pursuant to the existing sub-advisory agreement between Tidal Investments LLC (formerly named Toroso Investments, LLC) (the “Adviser”) and Adasina, with respect to the Fund (the “Existing Sub-Advisory Agreement”), the Adviser has retained proxy voting authority with respect to securities held by the Fund. Adasina specializes in selecting equity securities of companies that adhere to Adasina’s social justice investment criteria, and the Adviser and Adasina now desire that the Adviser also have the authority to grant full proxy voting authority for the Fund to Adasina. To that end, on February 22, 2024, the Board approved an amended and restated sub-advisory agreement between the Adviser and Adasina (the “Amended Sub-Advisory Agreement”), pursuant to which the Adviser has the authority to grant full proxy voting authority to Adasina. The Existing Sub-Advisory Agreement, dated September 10, 2020, was approved by the Fund’s initial shareholder on December 3, 2020, and was last approved by the Board on September 19, 2023.

The Amended Sub-Advisory Agreement provides the Adviser with additional flexibility to retain the authority for trading portfolio securities (and other financial instruments) for the Fund, including selecting broker-dealers to execute purchase and sale transactions, share such authority with the Sub-Adviser, or grant Adasina such fully discretionary trading authority.

The Amended Sub-Advisory Agreement

The Board, including a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”), at an in-person meeting held on February 22, 2024, approved the Amended Sub-Advisory Agreement pursuant to which Adasina will continue to provide investment management services to the Fund, including being responsible for the portfolio investment decisions for the Fund. In addition, under the Amended Sub-Advisory Agreement, Adasina will for the foreseeable future, subject to the supervision and control of the Board and the Adviser, have full authority to vote proxies on behalf of the Fund. In the future, pursuant to the terms of the Amended Sub-Advisory Agreement, the Adviser may revise the scope of Adasina’s proxy voting authority upon 30 days’ written notice to Adasina.

Proxy voting is one tool Adasina uses to speak to the management of a company. In Adasina’s view, a company’s management must understand that they are accountable to the company’s board of directors, the company’s board must be accountable to the company’s shareholders, and the board and management together must be accountable to all stakeholders (not just shareholders). Adasina believes that successful governance structures emphasize transparency and inclusiveness, represent a wide variety of interests and perspectives, and have full disclosure of company performance on financial, environmental, and social justice metrics. This combined with aligned compensation structures, charters, bylaws, policies, and procedures, can effectively communicate with management that certain actions are encouraged and others are unacceptable. Adasina believes that effective corporate governance cannot, and should not, ignore or exploit certain groups or interests to the benefit of others.

In accordance with the above background, Adasina will generally adhere to the following proxy voting policies:

Racial Justice. The Racial Justice Criteria aim to uproot systems that reinforce, perpetuate, and exacerbate racial inequities. Adasina evaluates companies to determine whether they participate in, or benefit from, those unjust systems. Adasina thus votes to oppose policies that permit involvement in the ownership, operation, management, labor sourcing, funding, and service of prisons and immigrant detention centers; provide or facilitate money bail services; participate in citizen and immigrant surveillance; operate for-profit colleges; would result in contributions to political campaigns that oppose civil and voting rights legislation; or become involved in state violence and human rights violations as a result of military occupations. Adasina also votes to support Indigenous Peoples’ rights, local communities’ rights, and for the implementation of diversity policies or programs to increase workforce diversity.

Gender Justice. The Gender Justice Criteria aim to ensure safe and fair opportunities for all people, regardless of their gender identity. Adasina evaluates companies to determine whether their policies and practices support gender equity and LGBTQ+ equality. Adasina thus generally votes to oppose corporate policies and practices that restrict reproductive rights, enable serial sexual harassment or discrimination, or do not support equitable gender representation in leadership. Adasina votes to support policies and practices that offer equitable and fair employment opportunities to all.

Economic Justice. The Economic Justice Criteria aim to create a fair and equitable financial future for all people and communities. Adasina evaluates companies to determine whether they deal fairly with the public and their employees. Adasina thus generally votes to oppose excessive executive wages, paying subminimum wages to employees, and predatory financial products and services. Adasina votes to support policies and practices that provide workers with reasonable protections and rights, eliminate forced labor and child labor in supply chains, and generally improve working conditions for employees.

Climate Justice. The Climate Justice Criteria aim to advance the goals of environmental sustainability in partnership with social justice movements. Adasina evaluates companies to determine whether they significantly contribute to climate change, lack environmentally sustainable practices, or negatively impact air and water quality. Adasina thus votes to oppose policies that permit involvement in fossil fuel production, refining, and extraction; funding of the fossil fuel industry; mining; and the most harmful aspects of extractive agriculture. Adasina also votes to oppose corporate policies and practices that result in excessive resource intensity; deforestation; excessive carbon emissions; ineffective waste management; or significant air pollution or other environmental hazards which Adasina has determined disproportionately impact economically disadvantaged communities and people of color.

Movement Aligned. The Movement Aligned Criteria takes direction from a variety of causes to advance social equity. Adasina thus votes to oppose corporate policies and practices that result in poor animal welfare; the production or sale of fur and leather products; or non-medical animal testing. Adasina also votes to oppose policies that permit involvement in the production or distribution of tobacco products and the production of other products with a substantially negative social impact, including the manufacture or sale of weapons or firearms. Adasina also seeks to reduce corporate influence in politics and thus votes to oppose all corporate political spending and votes to support disclosure of any political spending. Adasina generally votes to support more stringent accounting, management, corporate and customer data and security, and other high oversight governance practices. In the interest of holding corporations accountable to shareholders, Adasina will generally vote for corporate issuance of additional stock and against corporate buyback of stock.

Other Issues. In the event that Adasina is required to vote on a proposal on behalf of the Fund that is not covered by the general principles and voting guidelines expressed herein, Adasina generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and the advancement of movements for social justice.

Terms of the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement

Sub-Advisory Services. Both the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement provide that Adasina shall be responsible for portfolio investment decisions for the Fund, subject to the oversight of the Board and the Adviser. Maya Philipson and Rachel Robasciotti, the current Adasina portfolio managers for the Fund, will continue to act as portfolio managers for the Fund responsible for portfolio investment decisions for the Fund under the Amended Sub-Advisory Agreement. Unless the Adviser grants Adasina trading authority as discussed under “Brokerage,” below, both the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement require Adasina to promptly notify the Adviser of portfolio management decisions in writing.

Sub-Advisory Fee. Under the Existing Sub-Advisory Agreement the sub-advisory fee to be paid by the Adviser to Adasina is 0.02% of the Fund’s average daily net assets. The sub-advisory fee is calculated daily and paid monthly. For the fiscal year ended August 31, 2023, Adasina received $24,100 in sub-advisory fees from the Adviser.

Under the Amended Sub-Advisory Agreement, the sub-advisory fee to be paid by the Adviser will remain unchanged. As a result, there will be no impact on the fees paid by shareholders.

Limitation of Liability. Both the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement provide that Adasina shall not be liable for any action taken or omitted to be taken by Adasina in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Brokerage. Under both the Existing Sub-Advisory Agreement and, as of its effective date, the Amended Sub-Advisory Agreement, Adasina will not be directly responsible for trading portfolio securities (and other financial instruments) for the Fund, including selecting broker-dealers to execute purchase and sale transactions. Adasina must provide portfolio management decisions to the Adviser that will generally effect securities transactions for the Fund in a manner consistent with such instructions. The Amended Sub-Advisory Agreement provides the Adviser with additional flexibility to retain the authority for trading portfolio securities (and other financial instruments) for the Fund, including selecting broker-dealers to execute purchase and sale transactions, share such authority with the Sub-Adviser, or grant the Sub-Adviser such fully discretionary trading authority. The Adviser may make such changes to Adasina’s trading authority upon 30 days’ written notice to Adasina.

Proxy Voting. The Existing Sub-Advisory Agreement provides that Adasina will have no proxy voting responsibilities with respect to the Fund. The Amended Sub-Advisory Agreement, as of its effective date, grants full proxy voting authority to Adasina. The Amended Sub-Advisory Agreement provides the Adviser with additional flexibility to retain such proxy voting authority, or grant Adasina advisory proxy voting authority. Pursuant to the terms of the Amended Sub-Advisory Agreement, the Adviser may revise the scope of Adasina’s proxy voting authority upon 30 days’ written notice to Adasina.

Duration and Termination. Both the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement provide that each will remain in force for an initial term of two years from its effective date, and from year to year thereafter, subject to annual approval by the Board provided that its renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees.

Both the Existing Sub-Advisory Agreement and Amended Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and Adasina, or by the Adviser or Adasina on sixty (60) days’ written notice to the Trust and the other party. The Amended Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the investment advisory agreement for the Fund between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason.

The Amended Sub-Advisory Agreement, if approved by shareholders, will become effective on or promptly after the Meeting, including any adjournments or postponements thereof. If shareholders of the Fund do not approve the Amended Sub-Advisory Agreement, the existing sub-advisory agreement with Adasina will remain in full force and effect. A form of the proposed Amended Sub-Advisory Agreement is attached hereto as Exhibit A. The description of the proposed Amended Sub-Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

Information About Adasina

Adasina is a registered investment adviser. Robasciotti & Associates, Inc., doing business as Adasina Social Capital, is located at 548 Market Street, Suite 60335, San Francisco, California 94104-5401.

As of January 31, 2024, Adasina manages approximately $266.5 million in assets under management and assets under advisement.

The names and titles of the principal executive officers of Adasina are set forth below.

Name	Title
Rachel J. Robasciotti	Principal and President
Maya Philipson	Principal, Secretary and Chief Compliance Officer

Both Ms. Robasciotti and Ms. Philipson are control persons of Adasina due to their ownership of Adasina’s outstanding voting securities. Adasina does not act as investment adviser or sub-adviser to another investment company with an investment objective similar to the Fund.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees voting separately, reviewed and approved the Amended Sub-Advisory Agreement at an in-person meeting held on February 22, 2024. In making the determination to recommend approval of the Amended Sub-Advisory Agreement to shareholders of the Fund, the Board considered all information the Trustees deemed reasonably necessary to evaluate the terms of the Amended Sub-Advisory Agreement and to determine that it would be in the best interests of the Fund and its shareholders. These matters were considered by the Independent Trustees consulting with counsel for the Independent Trustees.

The Board gave substantial weight to Adasina’s representations that: (i) the same personnel who currently provide investment sub-advisory services to the Fund are expected to continue to do so upon shareholder approval of the Amended Sub-Advisory Agreement; and (ii) the principal investment objective and principal investment strategies of the Fund will not change as a result of the entering into of the Amended Sub-Advisory Agreement. In addition, the Board gave substantial weight to the representations that the investment sub-advisory fee to be received by Adasina and the unitary management fee paid by the Fund to the Adviser would remain unchanged.

Below is a discussion of the factors considered by the Board along with the conclusions with respect thereto that formed the basis for the Board’s approval of the Amended Sub-Advisory Agreement.

Prior to the meeting on February 22, 2024, the Board requested and received materials to assist them in considering the approval of the Amended Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Amended Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Amended Sub-Advisory Agreement, due diligence materials prepared by Adasina (including the due diligence response completed by Adasina with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, Adasina’s Form ADV, select ownership, organizational, financial and insurance information for Adasina, biographical information of key management and compliance personnel, and Adasina’s compliance manual and code of ethics) and other pertinent information. The Trustees also reviewed the Fund’s performance and expenses against a peer group of funds (the “Peer Group”) prepared by Tidal ETF Services LLC in partnership with AltaVista Research, LLC, a third-party research firm, consisting of a peer group of exchange-traded funds in the Fund’s designated Morningstar category (U.S. global large stock blend funds). Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Amended Sub-Advisory Agreement for an initial two-year term and from year to year thereafter, subject to annual approval by the Board provided that its renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

In considering the approval of the Amended Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, extent and quality of services to be provided. The Board considered the nature, extent and quality of overall services that had been provided by Adasina under the Existing Sub-Advisory Agreement and those to be provided by Adasina to the Fund under the Amended Sub-Advisory Agreement, as well as Adasina’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board also considered that Adasina would be assuming responsibility for voting proxies for the Fund under the Amended Sub-Advisory Agreement. The Board considered the qualifications, experience and responsibilities of Rachel Robasciotti and Maya Philipson, who have served as co-portfolio managers for the Fund since its inception, as well as the responsibilities of other key personnel of Adasina involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by Adasina, including information regarding Adasina’s compliance program, its compliance personnel and compliance record, as well as Adasina’s cybersecurity program and business continuity plan. The Board noted that Adasina does not manage any other accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services to be provided to the Fund under the Amended Sub-Advisory Agreement, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board considered how Adasina had provided such services under the Existing Sub-Advisory Agreement. The Board noted that Adasina would continue to have full discretionary authority for portfolio management decisions for the Fund under the Amended Sub-Advisory Agreement, subject to oversight by the Adviser, as it had been responsible under the Existing Sub-Advisory Agreement.

The Board concluded that Adasina had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Amended Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as Adasina’s compliance program, were satisfactory.

Investment performance of the Fund and Adasina. The Board noted that, pursuant to the Existing Sub-Advisory Agreement, Adasina had served as the investment sub-adviser to the Fund since inception and has been responsible for selecting investments for the Fund. Accordingly, the Board discussed the performance of the Fund on an absolute basis, in comparison to the Fund’s benchmark index, the Dow Jones Global Index TR, in comparison to the Adasina Social Justice Index (the “JSTC Index”), and in comparison to the Peer Group. The Board noted that the Fund underperformed the Dow Jones Global Index Total Return for the one-year period ended December 31, 2023, but outperformed the Dow Jones Global Index TR over the three-year and since inception periods ended December 31, 2023. The Board noted that the Fund underperformed but was generally in line with the performance for the JSTC Index for the one-year, three-year and since inception periods ended December 31, 2023 and discussed factors that accounted for such differences. The Board also noted that the Fund ranked third out of fifteen Funds in the Peer Group over the one-year period ended February 2, 2024 and third out of nine Funds in the Peer Group over the three-year period ended February 2, 2024.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that Adasina has the necessary expertise and resources in providing investment sub-advisory services in accordance with the Fund’s investment objective and investment strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from Adasina’s continued management.

Cost of services to be provided and profits to be realized by Adasina. The Board considered the structure of the proposed sub-advisory fee to be paid by the Adviser to Adasina under the Amended Sub-Advisory Agreement. The Board noted that the sub-advisory fee payable under the Amended Sub-Advisory Agreement would remain unchanged at 0.02% of the Fund’s average daily net assets.

Further, since the sub-advisory fee is paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee paid to Adasina. Consequently, the Board did not consider the cost of services provided by Adasina or the potential profitability of its relationship with the Fund to be material factors for consideration given that Adasina is not affiliated with the Adviser and, therefore, the sub-advisory fee to be paid to Adasina was negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fee to be paid to Adasina by the Adviser reflected an appropriate allocation of the advisory fee and was reasonable in light of the services to be provided by Adasina.

Extent of economies of scale as the Fund grows. Since the sub-advisory fee payable to Adasina is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by Adasina from its association with the Fund. The Board concluded that the benefits Adasina may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Amended Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fee is reasonable in light of the services that Adasina will provide to the Fund; and (c) the approval of the Amended Sub-Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders..

The Board of Trustees recommends that shareholders of the Fund vote FOR approval of the Amended Sub-Advisory Agreement on behalf of the Fund.

PROPOSAL 2:	To approve any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or approve Proposal 1.

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Trust’s governing documents. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other business before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board has fixed the close of business on April 1, 2024 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 9,900,000 outstanding shares of beneficial interest of the Fund. Each share of the Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund. Accounts with an asterisk may be deemed to control the Fund by virtue of owning more than 25% of the Fund’s outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address	Shares Owned	Percentage Held	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5,755,442	58.14%	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	1,049,473	10.60%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefits of Customers 1 New York Plaza, Fl 12 New York, NY 10004	844,195	8.53%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	761,397	7.69%	Record

All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund’s outstanding shares on the Record Date.

Quorum and Voting Requirements. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence at the Meeting, in person or by proxy, of Fund shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting. Proposal 1 requires a vote of a majority of the outstanding shares of the Fund to approve the Amended Sub-Advisory Agreement. Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Meeting to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares. Proxy cards properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

If shareholders of the Fund approve Proposal 2, the holders of proxies may vote to adjourn the Meeting. If the Meeting is called to order but a quorum for the Fund is not present at the Meeting, the vote of a majority of shares present is sufficient for adjournment of the Meeting to a later date. If a quorum for the Fund is present at the Meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies or their substitutes may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. One or more adjournments of the Meeting may be made without written notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Trust’s governing documents. Any adjournment of the meeting without notice to shareholders must be held within ninety (90) calendar days after the date set for the original meeting. If the adjournment is for more than ninety (90) calendar days from the date set for the original meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with applicable law and the Trust’s governing documents.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. As the only proposals on the agenda are non-routine items, there will not be any broker non-votes. Abstentions are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. Accordingly, abstentions on the proposals effectively will be a vote against the proposals.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE FUND

Principal Underwriter

Foreside Fund Services, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is obligated to sell shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Administrator

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Fund’s administrator. Tidal is located at 234 W Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Sub-Administration and Other Services

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator, fund accountant, and transfer agent.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, 29th Floor, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the most recent annual or semi-annual report, please call us toll free at (833) 743-0080 or write to Adasina Social Justice All Cap Global ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

OTHER MATTERS

Shareholder Proposals

As a Delaware business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board does not believe a formal process for shareholders to send communications to the Board is appropriate due to the infrequency of shareholder communications to the Board. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Lissa M. Richter, Secretary of the Trust, 234 W Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may send only one proxy statement to shareholders who share the same address unless the Fund has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this proxy statement was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Adasina Social Justice All Cap Global ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call the Fund toll-free at (833) 743-0080.

By Order of the Board of Trustees,
Lissa M. Richter
Secretary

Date: April 4, 2024

Please complete, date, and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

ADASINA

VOTE BY MAIL

VOTE ONLINE

VOTE BY PHONE

Please detach at perforation before mailing.

ADASINA SOCIAL JUSTICE ALL CAP GLOBAL ETF

The undersigned hereby appoints each of Eric Falkeis and Aaron Perkovich, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10 a.m. Central Time, on May 28, 2024 at the offices of the Fund's administrator, Tidal ETF Services LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Wisconsin and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Wisconsin and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

Date ____________________

Adasina-100231

VOTE BY MAIL

1. Read the proxy statement.

2. Check the appropriate box(es) on the reverse side of the proxy card.

3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.

2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.

2. Follow the simple instructions.

ADASINA SOCIAL JUSTICE ALL CAP GLOBAL ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on May 28, 2024.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/Adasina2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees of the Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal.

If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

FOR AGAINST ABSTAIN

1. To approve an amended and restated sub-advisory agreement between Tidal Investments LLC and Robasciotti & Associates, Inc., doing business as Adasina Social Capital, with respect to the Adasina Social Justice All Cap Global ETF, a series of Tidal ETF Trust.

FOR

AGAINST

ABSTAIN

2. To approve any adjournments of the special meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or approve Proposal 1.

Exhibit A

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

This Amended and Restated Sub-Advisory Agreement (the “Agreement”) is made as of this __ day of ______________, 2024 by and between Tidal Investments LLC, a Delaware limited liability company, with its principal place of business at 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 (the “Adviser”) and Robasciotti & Associates, Inc. d/b/a Adasina Social Capital, a California corporation, with its principal place of business at 548 Market Street, Suite 60335, San Francisco, CA 94104 (the “Sub-Adviser”), with respect to each series of Tidal ETF Trust (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund” and, if more than one Fund, together, the “Funds”).

BACKGROUND

A.         The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.         The Adviser, formerly named Toroso Investments, LLC, has entered into an Investment Advisory Agreement dated September 10, 2020 (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of each Fund.

C.         The Adviser and the Sub-Adviser entered into a sub-advisory agreement dated as of September 10, 2020 (the “Superseded Agreement”), which will be terminated effective as of the date first set forth above.

D.         The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

E.         The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

F.         Subject to the terms of this Agreement, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.         Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.         Sub-Advisory Services. The Sub-Adviser shall have full discretionary authority for portfolio investment decisions for a Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), including determining, from time to time, what securities (and other financial instruments) shall be purchased for the Fund, what securities (and other financial instruments) shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund’s portfolio investment decisions shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund.

The scope of the Sub-Adviser’s authority for trading portfolio securities (and other financial instruments) for a Fund, including selecting broker-dealers to execute purchase and sale transactions (“trading authority”), shall initially be as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s trading authority upon the provision of at least 30 days’ written notice to the Sub-Adviser, and written confirmation of receipt of such notice from the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “partially discretionary” trading authority, initially, the Adviser shall retain discretionary trading authority for a mutually agreed subset of the Fund’s portfolio investments (the “Subset”), and the Sub-Adviser shall be responsible for providing non-discretionary trading recommendations to the Adviser with respect to the Subset (in accordance with the applicable terms of the “non-discretionary” trading authority paragraph below). In addition, the Sub-Adviser shall have full discretionary trading authority for the remaining portion of the Fund’s portfolio (in accordance with the applicable terms of the “discretionary” trading authority paragraph below).

If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall exercise full trading authority for a Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

If Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser shall be responsible for promptly informing the Adviser (or another investment sub-advisory firm designated by the Adviser (herein, a “Trading Adviser”)) of portfolio investment decisions for a Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser or the Trading Adviser, as the case may be, will fully rely on such notifications to effect the security (and other financial instrument) trading execution for each Fund’s portfolio investments. Additionally, the Adviser and the Trading Adviser, as the case may be, has full discretionary authority to select broker-dealers to effect the trading execution for a Fund’s portfolio investments. In the event the Adviser or the Trading Adviser desire clarification on a particular Sub-Adviser notification, the Adviser or the Trading Adviser, as the case may be, will seek guidance from the Sub-Adviser prior to executing any transaction in question.

In any case (e.g., non-discretionary, partial discretion, or full discretion), the Adviser may retain such discretionary authority as it deems appropriate for effecting in-kind and other transactions of Fund portfolio investments vis-à-vis “creation units.”

Regardless of the scope of the Sub-Adviser’s trading authority, the Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

3.	Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.	If Schedule A indicates “fully discretionary” or “partially discretionary” trading authority, the Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”). To the extent the Sub-Adviser has “non-discretionary” trading authority, the Sub-Adviser will not recommend that a Fund engage in any futures transactions, options on futures transactions or transactions in other commodity interests prior to both the Sub-Adviser and the Adviser (or the Trading Adviser, as the case may be) becoming registered or filing a notice of exemption on behalf of the Fund with the NFA.

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.	Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

5.         Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio investments and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.         Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s portfolio investments to the Adviser with the authority to delegate such responsibility to sub-advisers.

To carry out such proxy voting obligations, the Sub-Adviser shall initially have the proxy voting authority, if any, as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s proxy voting authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice to the Adviser declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “full” proxy voting authority, initially, the Adviser hereby delegates such proxy voting authority for a Fund to the Sub-Adviser. So long as proxy voting authority for a Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting authority to the Sub-Adviser may be revoked or modified by the Adviser at any time.

If Schedule A indicates “advisory” proxy voting authority, initially, the Sub-Adviser shall provide the Adviser, via a mutually agreed upon methodology, the Sub-Adviser’s recommendations with respect to how to vote proxies with respect to all or a sub-set of a Fund’s proxies. Notwithstanding such recommendations, the Adviser shall retain full proxy voting authority to decide how to vote all such proxies.

If Schedule A indicates “none” with respect to proxy voting authority, the Sub-Adviser shall have no proxy voting authority or responsibilities with respect to a Fund’s proxy voting obligations.

7.         Brokerage. As described above in Section 2, the Adviser may delegate full trading authority to the Sub-Adviser, delegate shared (or partial) trading authority to the Sub-Adviser, or the Adviser may retain full trading authority (and, in that case, delegate no such authority to the Sub-Adviser). If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for a Fund’s entire portfolio. If Schedule A indicates “partially discretionary” trading authority, initially, the Sub-Adviser shall have no trading authority with respect to the Subset, but shall have the authority set forth below in this Section 7 (Brokerage) for the remaining portion of a Fund’s portfolio. Finally, if Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser will have no trading authority or responsibilities under this Agreement (for a Fund), nor any authority to place or execute securities transactions on behalf of such Fund.

7.1.	The Sub-Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy.

8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”).

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.	Holdings Information and Pricing. If Schedule A indicates “fully discretionary” or “partially discretionary” trading authority, the Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, and to provide such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) that has occurred or is otherwise proposed to occur.

8.7.	Board and Filings Information. The Sub-Adviser will provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. If Schedule A indicates “fully discretionary” or “partially discretionary” trading authority, the Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.           Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.         Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.         Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.         Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.         Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.	Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived. In addition, to the extent the Sub-Adviser is acting under this Agreement with “non-discretionary” trading authority or “partially discretionary” trading authority, the Sub-Adviser will be liable for Losses (defined below) caused by the Sub-Adviser’s provision of a securities (or other financial instrument) purchase or sale instruction to the Adviser or the Trading Adviser, but for which the Sub-Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Adviser in a timely manner (collectively, “Update Failures”).

14.2.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.3.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”); or (iii) Update Failures.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.7.	Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund as of the date of commencement of operations of the Fund if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.	Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.	Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.	Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by email, registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn: Chief Executive Officer

[Tidal email]

Notices to Sub-Adviser shall be sent to:

Adasina Social Capital

870 Market Street, Suite 1275

San Francisco, CA 94102

Attn: Chief Executive Officer

Compliance@adasina.com

20.         Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.         Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.         Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein. This Agreement supersedes the Superseded Agreement.

23.         Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24.         Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of New York and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in New York, with respect to any dispute under this Agreement.

25.         Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.         Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

TIDAL INVESTMENTS LLC

By:
Name:
Title:

ROBASCIOTTI & ASSOCIATES, INC. d/b/a ADASINA SOCIAL CAPITAL

By:
Name:
Title:

Schedule A

to the

Amended and Restated Sub-Advisory Agreement

by and between

Tidal Investments LLC

and

Robasciotti & Associates, Inc. d/b/a Adasina Social Capital

Fund Name	Sub-Advisory Fee	Effective Date	Trading Authority	Proxy Voting Authority
Adasina Social Justice All Cap Global ETF / JSTC	2 basis points (bps)	☐	☐ Fully Discretionary ☐ Partially Discretionary ☒ Non-Discretionary	☒ Full ☐ Advisory ☐ None